Exhibit 99.3

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case:                 divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit:               Corporate (1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING April 30, 2004

Comes Now, divine, inc. et. al. - Corporate Business Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing April 1, 2004 and ending April 30, 2004 as shown by the report and exhibits consisting of 16 pages and containing the following, as indicated:

☒                                    Monthly Reporting Questionnaire (Attachment 1)

☒                                    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

☒                                    Summary of Accounts Receivable (Form OPR-3)

☒                                    Schedule of Post-petition Liabilities (Form OPR-4)

☒                                    Income Statement (Form OPR-5)

☒                                    Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	5/25/04		DEBTOR (S)-IN-POSSESSION

		By:	/s/ James Boles
(Signature)

(Signature)
		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-3879

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #1

April 30, 2004

Name	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid

No executives were paid in April
			—	—	—	—	—	—

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #2

April 30, 2004

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500273	$200,000	Loss Limit	8/18/2004	8/18/2004	$5,000.00
			$200,000	Quake
			$200,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500273	$2,000,000	General Aggregate Per Location	8/18/2004	8/18/2004	$5,000.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500273	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2004	8/18/2004	$1,500.00

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA 8502193	Statutory	Workers Compensation	8/18/2004	8/18/2004	$2,850.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date		Date Coverage Paid Through	Premium Amounts

				Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	(2)	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	(2)	2/25/2004	$1,327,405.00

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004		7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004		7/12/2004	$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004		7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004		7/12/2004	$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007		10/18/2007	$650,000.00

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007		12/5/2007	$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007		12/5/2007	$255,404.00

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007		12/5/2007	$157,381.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00

						Total	$6,209,719.00

Notes:

(1)          Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)          Coverage expired February 25, 2004 and was not renewed.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

April 30, 2004

Bank Accounts

	Operating	Control Disbursement	Escrow Account Pledge Funds	Rowecom(2)	Flexible Benefit	Capital Account	Escrow Account	Total

Bank Name:	LaSalle Bank N.A. G/L 10020	LaSalle Bank N.A. G/L 10200	LaSalle Bank N.A. 10110	LaSalle Bank N.A. N/A	Commerce Bank G/L 10010	CITCO G/L 10010	Citizens Bank G/L 10045

From	divine, inc.	divine, inc.	divine, inc.	divine, inc.	Digital Archaeology Corp.	Latin America Econet Works	Mintz Levin & Warner Stevens & Dolby as Escrow Agents for Enivid a.k.a. Divine

Account Number:	5800146796	5590036975	600119.1	400622.1	590825448	0012-614946-300	113551-665-8

Beginning Book Balance:	20,098.37	$4,217,801.84	$1,586,618.34	$2,139,665.82	$3,632.48	$665,814.29	$50,402,427.23	59,036,058.37

Plus:
Deposits	350,043.90	45,571.00	723.42	0.00	0.00	$449.56	$51,228.57	$448,016.45

Less:
Disbursements	(21.95)	(762,908.83)	(2,034.50)	0.00	0.00	$0.00	$0.00	$(764,965.28)

Other:
Transfers In (Out)	0.00	0.00	0.00	0.00	0.00	$0.00	$0.00	0.00
Ending Book Balance	$370,120.32	$3,500,464.01	$1,585,307.26	$2,139,665.82	$3,632.48	$666,263.85	$50,453,655.80	$58,719,109.54

Notes:

(1)                                  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)                                  Although the account is styled divine, inc., the account contains money for payments for subscriptions from RoweCom customers (money required to be held in escrow until paid to publishers for subscriptions). Throughout the bankruptcy the only disbursements made from the account have been made pursuant to court orders obtained in the RoweCom Bankruptcy.  Account is not included on Divine’s financial statements.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate(1)

Monthly Reporting Questionnaire - Question #4

April 30, 2004

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount
Goodmans, LLP	wire	4/26/04	4,559.04
Jenner & Block, LLC	wire	4/26/04	32,603.84
Latham & Watkins LLP	wire	4/26/04	23,204.06
Looney & Grossman	wire	4/19/04	4,976.29
Looney & Grossman	wire	4/26/04	12,716.65
McDonald Investments Inc.	wire	4/26/04	12,293.10
Mintz,Levin,Cohn,Glovsky&Popeo	wire	4/26/04	100,609.59
Riley & Esher LLP	wire	4/26/04	25,898.50
Stewart F. Grossman	wire	4/19/04	42,340.22
Stewart F. Grossman	wire	4/26/04	70,211.78
Transwestern Commercial Serv.	wire	4/26/04	729.00
Warner, Stevens & Doby, LLP	wire	4/26/04	59,380.47
Woodway Associates, LLC	wire	4/26/04	137,138.19
Payments to Professionals			526,660.73

Prepetition Payments			0.00

Notes:

(1)          Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Corporate(1)	Month Ended:
FORM OPR-1

	28-Feb-04		31-Mar-04		30-Apr-2004

ASSETS

CURRENT ASSETS

Cash	54,700,068.72		56,896,392.55		56,579,443.72
Restricted cash	3,262,637.84		2,139,665.82		0.00	(2)
Accounts Receivable, Net (OPR-3)
Prepaid expenses and deposits	5,659,947.49		5,659,947.49		5,659,947.49
Investments	2,476,668.12		0.00		0.00
Other	923,766.00		923,765.79		923,765.79

TOTAL CURRENT ASSETS	67,023,088.17		65,619,771.65		63,163,157.00

PROPERTY, PLANT AND EQUIPMENT, AT COST	180,012.00	(3)	180,012.00	(3)	180,012.00

Less Accumulated Depreciation	0.00		0.00		0.00

NET PROPERTY, PLANT AND EQUIPMENT Prepetition Payments	180,012.00		180,012.00		180,012.00
Goodwill
OTHER ASSETS	435,619.00		435,619.00		435,619.00

TOTAL ASSETS	67,638,719.17		66,235,402.65		63,778,788.00

(1)          Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)          Previously included $2,139,665.82 of restricted cash held in divine, inc.’s name but related to the creditors of RoweCom, Inc.; this account is not included on divine’s books and records and should not be included in assets of estate.

(3)          February and March MORs incorrectly showed Plant, Property & Equipment as $18,012.00 we are restating amount for both February and March herein.

COMPARATIVE BALANCE SHEETS

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-2

Month Ended:	28-Feb-04	31-Mar-04	30-Apr-04

LIABILITIES

POST PETITION LIABILITIES	2,319,674.00	2,467,581.00	1,942,505.13

Priority Debt	2,316,189.00	2,316,189.00	2,316,189.00
Unsecured Debt	23,623,323.00	23,623,323.00	23,623,323.00

TOTAL PRE-PETITION LIABILITIES	25,562,343.13	25,939,512.00	25,939,512.00

TOTAL LIABILITIES	27,882,017.13	28,407,093.00	27,882,017.13

DEFERRED REVENUE	—	—	—
FACILITIES IMPAIRMENT	—	—	—

INTERCOMPANY/SUBSIDIARY EQUITY	39,756,702.04	37,828,309.65	35,896,770.87

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	67,638,719.17	66,235,402.65	63,778,788.00

Notes:

Cash secured letters of credit (which are not included above) are:

January 31, 2004	$1,478,278
February 29, 2004	$1,478,278
March 31, 2004	$0.00
Arpil 30, 2005	$0.00

All Letters of Credit have been drawn and the previously restricted/pledged monies will be released by the bank upon a court motion being filed.

(1)          Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.		FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Corporate (1)
FORM OPR-3
Month Ended	30-Apr-04

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

1/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

2/29/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

3/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

4/30/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

Notes:

(1)          Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

April 30, 2004

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	749,923	749,923	—	—	—	—
Property taxes - real		2004	—	—	—	—
Property taxes - personal		2004	279,750	279,750	—	—	—	—
Sales and use taxes		2004	—	—	—	—	—	—

Employment taxes:
Federal Income Tax			—	—	—	—	—	—
FICA - Employers			—	—	—	—	—	—
FICA - Employees			—	—	—	—	—	—
Medicare - Employer			—	—	—	—	—	—
Medicare - Employee			—	—	—	—	—	—
Federal Unemployment Tax			—	—	—	—	—	—
State Income Tax			—	—	—	—	—	—
State Unemployment Tax	10/31/03		73,777	—	—	—	—	73,777

Other taxes			—	—	—	—	—	—

Total Taxes Payable			1,103,450	1,029,673	—	—	—	73,777

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Corporate Accounts Payable *			257,028	217,953	—	—	—	39,075
Corporate Salary & Benefits Accrual			—	—	—	—	—	—
Corporate Professional Fee Accrual			584,485	584,485	—	—	—	—
Corporate Due to Acquirers			(2,458)	—	—	2,101	5,736	(10,294)

TOTALS			1,942,505	1,832,111	—	—	—	112,852

* See attached Schedule

Notes:

(1)          Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

April 30, 2004

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Abacus Solutions	03/18/03	2,150.00	—	—	—	—	—	2,150.00
Abacus Solutions	04/19/03	(2,236.28)	—	—	—	—	—	(2,236.28)
Andrew Marchky	03/27/03	(164.60)	—	—	—	—	—	(164.60)
Andrew Marchky	03/27/03	(711.13)	—	—	—	—	—	(711.13)
AT&T (78405)	06/05/03	(22,852.01)	—	—	—	—	—	(22,852.01)
AT&T (79112)	05/26/03	(1,059.53)	—	—	—	—	—	(1,059.53)
Baker & McKenzie	07/15/03	(3,752.99)	—	—	—	—	—	(3,752.99)
Baker & McKenzie	08/15/03	(177.81)	—	—	—	—	—	(177.81)
Baker & McKenzie	10/11/03	(66.57)	—	—	—	—		(66.57)
Bell Boyd - Third Interim	04/15/04	(14,330.74)	(14,330.74)
Bill McMonigal	04/29/03	(195.70)	—	—	—	—	—	(195.70)
Bruce Rusk	03/20/03	(878.44)	—	—	—	—	—	(878.44)
Bruce Rusk	04/01/03	(945.11)	—	—	—	—	—	(945.11)
Casas, Benjamin & White LLC	Dec Fees	(176.04)	(176.04)	—	—	—	—	—
Casas, Benjamin & White LLC	Jan Fees	(162.60)	(162.60)	—	—	—	—	—
Chung Yue Jim	03/25/03	(43.28)	—		—	—	—	(43.28)
George Landgrebe	02/13/03	(1,989.45)	—	—	—	—	—	(1,989.45)
George Landgrebe	02/13/03	(1,578.76)	—	—	—	—	—	(1,578.76)
George Landgrebe	02/13/03	(1,458.50)	—	—	—	—	—	(1,458.50)
George Landgrebe	02/18/03	(2,293.13)	—	—	—	—	—	(2,293.13)
George Landgrebe	02/25/03	(1,207.99)	—	—	—	—	—	(1,207.99)
Goodmans, LLP	Jan Fees	(575.79)	(575.79)	—	—	—	—	—
Goodmans, LLP	Feb Fees	(624.88)	(624.88)
Goodmans, LLP	Mar Fes	(470.16)	(470.16)
Grossman	Feb Fees	(4,437.00)	(4,437.00)
Grossman	Mar Fes	(7,569.25)	(7,569.25)
I O S Capital	06/22/03	(437.33)	—	—	—	—	—	(437.33)
Jeff Mullins	04/01/03	(24.99)	—	—	—	—	—	(24.99)
Jeffrey Curry	04/08/03	(757.34)	—	—	—	—	—	(757.34)
Jeffrey Schultz	04/29/03	(42.29)	—	—	—	—	—	(42.29)
Jenner & Block, LLC	08/22/03	(2,979.35)	(2,979.35)	—	—	—	—	—
Jenner & Block, LLC	10/01/03	0.26	0.26	—	—	—	—	—
Jenner & Block, LLC	Jan Fees	(10,920.45)	(10,920.45)
Jenner & Block, LLC	Feb Fees	(14,054.25)	(14,054.25)
Jenner & Block, LLC	Mar Fes	(3,267.30)	(3,267.30)
Latham & Watkins LLP	Dec Fees	(1,609.60)	(1,609.60)	—	—	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Latham & Watkins LLP	Jan Fees	(1,370.15)	(1,370.15)
Latham & Watkins LLP	Feb Fees	(1,561.20)	(1,561.20)
Latham & Watkins LLP	Mar Fes	(2,547.40)	(2,547.40)
Level 3 Communications, LLC	03/31/03	571.43	—	—	—	—	—	571.43
Level 3 Communications, LLC	03/31/03	4,000.00	—	—	—	—	—	4,000.00
Looney & Grossman	Feb Fees	(430.80)	(430.80)
Looney & Grossman	Mar Fes	(1,336.20)	(1,336.20)
McDonald Investments Inc.	Dec Fees	(958.80)	(958.80)	—	—	—	—	—
McDonald Investments, Inc	Jan Fees	(2,465.00)	(2,465.00)
McDonald Investments, Inc	Feb Fees	(2,877.90)	(2,877.90)
McDonald Investments, Inc	Mar Fes	(1,365.90)	(1,365.90)
Michael Stuhl	05/22/03	(54.40)	—	—	—	—	—	(54.40)
Mintz,Levin,Cohn,Glovsky&Popeo	Dec Fees	(9,269.65)	(9,269.65)	—	—	—	—	—
Mintz,Levin,Cohn,Glovsky&Popeo	Jan Fees	(9,516.20)	(9,516.20)
Mintz,Levin,Cohn,Glovsky&Popeo	Feb Fees	(10,943.70)	(10,943.70)
Mintz,Levin,Cohn,Glovsky&Popeo	Mar Fes	(9,652.95)	(9,652.95)
Peter Quintas	04/01/03	(109.90)	—	—	—	—	—	(109.90)
Philip Maddox	03/27/03	(485.78)	—	—	—	—	—	(485.78)
Reginald Barlow	03/04/03	(1,206.33)	—	—	—	—	—	(1,206.33)
Reginald Barlow	03/04/03	(2,552.32)	—	—	—	—	—	(2,552.32)
Reginald Barlow	03/04/03	(245.12)	—	—	—	—	—	(245.12)
Riley & Esher LLP	Dec	(2,934.00)	(2,934.00)	—	—	—	—	—
Riley & Esher LLP	Jan Fees	(1,506.75)	(1,506.75)
Riley & Esher LLP	Feb Fees	(1,873.50)	(1,873.50)
Riley & Esher LLP	Mar Fes	(2,870.25)	(2,870.25)
Robert Essex	06/11/03	(69.99)	—	—	—	—	—	(69.99)
Skytel	05/26/03	(2,637.42)	—	—	—	—	—	(2,637.42)
Steven Roten	03/25/03	(95.00)	—	—	—	—	—	(95.00)
Thomas Hammergren	06/02/03	(929.53)	—	—	—	—	—	(929.53)
Transwestern Commercial Serv.	Dec Fees	(375.50)	(375.50)	—	—	—	—	—
Transwestern Commercial Services	Jan Fees	(120.00)	(120.00)
Transwestern Commercial Services	Feb Fees	(166.50)	(166.50)
Transwestern Commercial Services	Mar Fes	(81.00)	(81.00)
Troutman Sanders, LLP	06/30/03	(1,503.75)	(1,503.75)	—	—	—	—	—
Troutman Sanders, LLP	07/24/03	(131.25)	(131.25)	—	—	—	—	—
Verizon (28007)	06/21/03	(245.59)	—	—	—	—	—	(245.59)
Volt Delta Resources	05/01/03	7,460.27	—	—	—	—	—	7,460.27

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Warner, Stevens & Doby, LLP	Dec Fees	(9,455.15)	(9,455.15)	—	—	—	—	—
Warner, Stevens & Doby, LLP	Jan Fees	(17,167.90)	(17,167.90)
Warner, Stevens & Doby, LLP	Feb Fees	(12,971.00)	(12,971.00)
Warner, Stevens & Doby, LLP	Mar Fes	(6,181.25)	(6,181.25)
Woodway Associates, LLC	Dec Fees	(8,744.25)	(8,744.25)	—	—	—	—	—
Woodway Associates, LLC	Jan Fees	(10,511.90)	(10,511.90)
Woodway Associates, LLC	Feb Fees	(11,676.25)	(11,676.25)
Woodway Associates, LLC	Mar Fes	(14,209.45)	(14,209.45)
Wyllie Humphreys	03/25/03	(86.14)	—	—	—	—	—	(86.14)
Wyllie Humphreys	03/25/03	(795.50)	—	—	—	—	—	(795.50)
Wyllie Humphreys	03/25/03	(784.56)	—	—	—	—	—	(784.56)
Wyllie Humphreys	03/25/03	(86.14)	—	—	—	—	—	(86.14)
TOTAL POST PETITION (2)		(257,027.90)	(217,952.65)	—	—	—	—	(39,075.25)

Notes:

(1)          Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)          A majority of the over 120 days Post Petition Liabilities listed above represent employee expense reports that were submitted without appropriate supporting documentation.

INCOME STATEMENT

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-5

	Month Ended:	31-Jan-04	29-Feb-04	31-Mar-04	30-Apr-04

	Filing to 31-Dec-03					2004 Total

Total Revenues	10,989,029	—	—	—	—	—

Salaries & Benefits	1,516,102	—	—	—	—	—
Other Expenses	1,634,453	—	—	—	—	—

Total Cost of Rev.	3,150,555	—	—	—	—	—

Gross Margin	7,838,474	—	—	—	—	—

Salaries & Benefits	10,160,339	—	—	—	—	—
Subcontractors	—	27,243	38,526	38,648	31,881	136,298
Professional Fees/Services	11,275,074	413,003	600,613	844,678	618,195	2,476,489
Insurance Expense	178,992	25	(557,111)	—	—	(557,086)
Other Taxes	108,906	—	3,394	32,618	—	36,012
Rent	30,000	15,000	15,000	15,000	15,000	60,000
Moving and storage	14,534	490	401	—	—	891
Telecommunications	27,065	4,900	2,974	47,468	1,822	57,164
Travel and Expense Reimbursement	5,494	62	—	—	—	62
Other Expenses	7,509,743	15,435	7,786	911,015	5,399	939,635

Total Operating Expenses	29,310,142	476,158	111,583	1,889,427	672,297	3,149,465

Operating Inc/(Loss)	(21,471,668)	(476,158)	(111,583)	(1,889,427)	(672,297)	(3,149,465)

Interest Income	452,027	46,802	60,034	52,563	52,402	211,801
Interest Expense/Bank Fees	(72,374)	(53,315)	(1,332)	—	—	(54,647)
Depreciation & Amort	(3,659,280)	—	—	—	—	—
Other income (expense)	(1,132,500)	(1,571,346)	(814,938)	164,556	371,263 (2)	(1,850,465)
Gain (loss) on Sale of Business	(67,071,369)	—	—	—	—	—
Extraordinary Income/(Expense) (1)	48,845,262	—	—	—	—	—

Total Other Inc/(Expense)	(22,638,234)	(1,577,859)	(756,235)	217,119	423,665	(1,693,310)

Net Income/(Loss)	(44,109,902)	(2,054,017)	(867,818)	(1,672,308)	(248,632)	(4,842,776)

Notes:

(1)          Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)          Includes $13,000 from diminis asset sales and $350,000 return of security deposit from real property lease.

STATEMENT OF SOURCES AND USES OF CASH

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-6

	Month Ended:	31-Jan-04	28-Feb-04	31-Mar-04	30-Apr-04

	Filing to Dec-03
SOURCES OF CASH
Income (Loss) From Operations	(44,109,902)	(2,054,017)	(867,818)	(1,672,308)	(248,632)
Add: Depreciation, Amortization & Other Non-Cash	3,747,283	—	—	—	—
Subtract: Extraordinary Non-Cash Gain	(48,845,262)	—	—	—	—
CASH USED IN OPERATIONS	(89,207,881)	(2,054,017)	(867,818)	(1,672,308)	(248,632)
Decrease in Assets:
Accounts Receivable	9,070,630	—	—	—	—
Prepaid Expenses & Deposits	2,015,681	—	—	—	—
Other	4,582,290	—	—	2,476,668	—
Divestiture of Assets Upon Sale	170,935,344	—	—	—	13,000
Disbursement/Receipt from off balance sheet accounts	—	(100,000)	(355,224)	—	(2,139,666)
Increase in Liabilities:					—
Pre-Petition Liabilities	101,284	—	—	—	—
Post Petition Liabilities	42,807,440	—	—	—	—
	—
TOTAL SOURCES OF CASH (A)	140,304,788	(2,154,017)	(1,223,042)	804,360	(2,375,298)

USES OF CASH
Increase in Assets:
Accounts Receivable	(6,402,919)		—	—	—
Prepaid Expenses & Deposits	(247,061)	—	—	—	—
Other	(7,142,272)	—	—	—	—
Decrease in Liabilities:			—	—	—
Pre-Petition Liabilities	(4,630,901)	—	—	—	—
Post Petition Liabilities	(40,260,610)	(79,620)	(147,907)	(268,990)	(81,316)
Deferred Revenue	(6,246,271)	—	—	—	—
Divestiture of Liabilities Upon Sale	(53,962,351)	—	—	—	—

TOTAL USES OF CASH (B)	(118,892,386)	(79,620)	(147,907)	(268,990)	(81,316)
NET SOURCE (USE) OF CASH (A-B=NET)	21,412,402	(2,233,637)	(1,370,949)	1,073,350	(2,456,613)
CASH — BEGINNING BALANCE (See OPR-1)	40,154,891	61,567,293	59,333,656	57,962,707	59,036,057
CASH — ENDING BALANCE (See OPR-1)	61,567,293	59,333,656	57,962,707	59,036,057	56,579,444

Notes:

(1)          Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.